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                                                                   Exhibit 10.22

                              THIRD AMENDMENT TO
                     LETTER OF CREDIT FACILITY AGREEMENT

     THIS THIRD AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT, dated as of September 25, 1998 (this "Amendment"), among SPIEGEL, INC., a Delaware corporation (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("NT&SA"); THE BANK OF NEW YORK ("BONY"); THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED ("HKSB"); ABN AMRO BANK N.V., acting through its Chicago Branch ("ABN") and any other financial institutions from time to time party thereto (collectively, the "Banks" and, individually, a "Bank"), and NT&SA, as agent, for the Banks (in such capacity, the "Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company, the Agent and the Banks entered into that certain Letter of Credit Facility Agreement, dated as of September 27, 1996 as amended from time to time (the "Existing Agreement"); and

     WHEREAS, the parties to the Existing Agreement wish to amend the Existing Agreement (the Existing Agreement as amended by this Amendment being the "Amended Agreement") as provided in this Amendment.

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1 AMENDMENT. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined in Section 2 of this Amendment), the
                                        ---------
Existing Agreement shall be amended in accordance with this Section 1.
                                                            ---------

     SECTION 1.1. Section 1.01 of the Existing Agreement is amended by deleting "September 25, 1998" where it appears in the definition of "Termination
Date" and inserting "September 24, 1999".

     SECTION 2 EFFECTIVENESS. The amendment set forth in Section 1 above shall
                                                         ---------
become effective, as of the day and year first above written, on such date (the "Amendment Effective Date") when the Agent and the Company shall have received
---------------------------
counterparts of this Amendment executed on behalf of the Company and the Required Banks.

     SECTION 3 REPRESENTATIONS AND WARRANTIES.

     SECTION 3.1. In order to further induce the Banks to agree to amend the Existing Agreement, the Company makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

          (a)  No Event of Default has occurred and is continuing; and

          (b) Each of the representations and warranties set forth in Article V of the Existing Agreement are true and correct as though

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          such representations and warranties were made at and as of the
          Amendment Effective Date (as defined in Section 2 above) except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case, such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Existing Agreement shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment.

     SECTION 4 MISCELLANEOUS PROVISIONS.

     SECTION 4.1 Severability. Any provision of this Amendment or any other
                 ------------
Credit Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or such Credit Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 4.2 Execution in Counterparts; Notice. This Amendment may be
                 ---------------------------------
executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 4.3 Governing Law: Entire Agreement. THIS AMENDMENT SHALL BE
                 -------------------------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO THE BANK. This Amendment, the Amended Agreement, the Subsidiary L/C Guaranty and the other Credit Documents constitute the entire understanding among the parties hereto with respect to the subject matter of hereof and supersede any prior agreements, written or oral, with respect thereto and except as amended hereby remain in full force and effect and are hereby ratified and confirmed in all respects.

     SECTION 4.4 Reference to Existing Agreement. On and after the Amendment
                 -------------------------------
Effective Date, each reference in the "herein" or words of like import, and each reference to the Existing Agreement in any Subsidiary L/C Guaranty, L/C-Related Document or in any other Credit Document, or other agreements, documents or instruments executed and delivered pursuant to the Existing Agreement, shall be deemed a reference to the Amended Agreement.

     SECTION 4.5 Successors and Assigns. This Amendment shall be binding upon
                 ----------------------
and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided however, that the Company may not assign or
                        -------- -------
transfer its rights or obligations hereunder without the prior written consent of the Agent and each Bank.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

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                                  SPIEGEL, INC.

                                  By:   /S/
                                        _______________________________________
                                        Name Printed:   JOHN R. STEELE
                                                       _____________________
                                        Title:              Treasure:
                                                ____________________________

                                  BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                  ASSOCIATION, as Agent

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                  ASSOCIATION, as a Bank

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  THE BANK OF NEW YORK

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  ABN AMRO BANK N.V., CHICAGO BRANCH

                                        By: ABN AMRO NORTH AMERICA,
                                            INC., as agent
                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

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                                  SPIEGEL, INC.

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                  ASSOCIATION, as Agent

                                  By:   /s/ Sandra S. Ober
                                        _______________________________________
                                        Name Printed: /s/ Sandra S. Ober
                                                      _______________________
                                        Title:  Managing Director
                                                _____________________________

                                  BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                  ASSOCIATION, as a Bank

                                  By:   /s/ Sandra S. Ober
                                        _______________________________________
                                        Name Printed: /s/ Sandra S. Ober
                                                      _______________________
                                        Title:  Managing Director
                                                _____________________________

                                  THE BANK OF NEW YORK

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  ABN AMRO BANK N.V., CHICAGO BRANCH

                                        By:    ABN AMRO NORTH AMERICA,
                                               INC., as agent
                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                     -3-

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                                  SPIEGEL, INC.

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                  ASSOCIATION, as Agent

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                  ASSOCIATION, as a Bank

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  THE BANK OF NEW YORK

                                  By:   /S/ XXXXXX
                                        _______________________________________
                                        Name Printed:    XXXXXX
                                                      _______________________
                                        Title:        XXXXXX
                                               _____________________________

                                  THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  ABN AMRO BANK N.V., CHICAGO BRANCH

                                        By:   ABN AMRO NORTH AMERICA,
                                              INC., as agent

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                     -3-

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                                  SPIEGEL, INC.

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                  ASSOCIATION, as Agent

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                  ASSOCIATION, as a Bank

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  THE BANK OF NEW YORK

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

                                  By:   /S/ XXXXXX
                                        _______________________________________
                                        Name Printed:    Michael C Cutlip
                                                       _____________________

                                        Title:   VP
                                                ____________________________

                                  ABN AMRO BANK N.V., CHICAGO BRANCH

                                        By:    ABN AMRO NORTH AMERICA,
                                               INC., as agent

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                     -3-

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                                  SPIEGEL, INC.

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                  ASSOCIATION, as Agent

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                  ASSOCIATION, as a Bank

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  THE BANK OF NEW YORK

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

                                  By:   _______________________________________
                                        Name Printed: ______________________
                                        Title: _____________________________

                                  ABN AMRO BANK N.V., CHICAGO BRANCH

                                        By:    ABN AMRO NORTH AMERICA,
                                               INC., as agent

                                  By:   /s/ XXXXXX
                                        _______________________________________
                                        Name Printed:   FREDERICK P ENGIER
                                                       _____________________
                                        Title:   GROUP VICE PRESIDENT
                                                 ___________________________

                                  By:   /s/ XXXXXX
                                        _______________________________________
                                        Name Printed:  /s/ XXXXXX
                                                       _____________________
                                        Title:              MARY L. HONDA
                                                ____________________________
                                                            VICE PRESIDENT
                                     -3-